GENERAL AND ADMINISTRATIVE EXPENSES (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
GENERAL AND ADMINISTRATIVE EXPENSES
Employee benefits expense, including salaries and wages, net of capitalised overhead	$ (3,785)	$ (2,031)
Share-based payments expense	(186)	(1,060)
Transaction related expense	(12,377)	(432)
Other administrative expense	(3,704)	(5,492)
Total general and administrative expenses	$ (20,052)	$ (9,015)